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                                                                   EXHIBIT 23(A)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 8, 1995 incorporated by reference in SouthTrust Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in or made a part of this Registration Statement.


                                            /s/  ARTHUR ANDERSEN LLP
                                            Certified Public Accountants



Birmingham, Alabama
January 5, 1996